SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 13, 2003

JMAR TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

State of Delaware

(State or other jurisdiction of incorporation)

1-10515	68-0131180

(Commission File No.)	(IRS Employer Identification No.)

5800 Armada Drive, Carlsbad, California	92008

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (760) 602-3292

Not Applicable

(Former name of or former address, if changed since last report)

Item 7. Exhibits
Item 12. Disclosure of Results of Operations and Financial Condition
SIGNATURES
INDEX TO EXHIBITS
EXHIBIT 99.1
EXHIBIT 99.2

Item 7. Exhibits.

99.1	Press Release issued on November 13, 2003.

99.2	Risk Factors affecting the Company, its business and its stock price.

Item 12. Disclosure of Results of Operations and Financial Condition.

On November 13, 2003, JMAR Technologies, Inc. (the “Company”) issued a Press Release announcing its financial results for the quarter ended September 30, 2003. The full text of the Company’s Press Release is furnished with this report as Exhibit 99.1 and is incorporated by reference herein.

The information in this report shall be deemed incorporated by reference into any registration statement heretofore or hereafter filed under the Securities Act of 1933, as amended, except to the extent that such information is superseded by information as of a subsequent date that is included in or incorporated by reference into such registration statement. The information in Exhibit 99.1 and Item 12 of this report shall not be treated as filed for purposes of the Securities Exchange Act of 1934, as amended.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE: November 20, 2003	JMAR TECHNOLOGIES, INC.
(Registrant)

	By:	/s/ JOSEPH G. MARTINEZ

Joseph G. Martinez
Senior Vice President &
General Counsel

INDEX TO EXHIBITS

Exhibit 99.1	Press Release issued on November 13, 2003

Exhibit 99.2	Risk Factors affecting the Company, its business and its stock price.